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                                                                 EXHIBIT 10.34.5



BEBIG GmbH                        Amendment V
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                                   AMENDMENT V

                       Amendment to the License Agreement

                                     between

                            RMS Medical Systems Inc.
                                 hereafter "RMS"
                   Located at 13700 Alton Parkway, Suite 160,
                       in Irvine, California, 92618, USA

                                       and

                    BEBIG Isotopen- and Medizintechnik GmbH,
                                hereafter "BEBIG"
                        located at Robert-Rossle-Str.10,
                           in D-13125 Berlin, Germany



BACKGROUND

RMS and BEBIG have signed a FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT Including the ADDENDUM TO FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT and a LICENSE AGREEMENT (collectively referred to as "the Agreements"), both amended by the AMENDMENT TO THE FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT AND THE LICENSE AGREEMENT (referred to as "Amendment I") as well as Amendment II, Amendment III, Amendment IV, (referred to as such).

RMS desires that BEBIG extends the License Agreement until the 8th of November, 2002.

In light of the above, both parties desire to amend the existing Agreements and the Amendments I, II, III, and IV as follows:


1.  PAYMENT OF OUTSTANDING INVOICES AND EXTENSION OF LICENSE AGREEMENT:

    RMS will pay to BEBIG a lump sum of US$ 753543 until November 15, 2001, to pay all outstanding invoices issued and sent or handed over in Person by BEBIG until October 24, 2001 including all open milestone payments. If the payment of US$ 753543 has been received until November 15, 2001, BEBIG will grant to Radiance an extension of the License Agreement of July 28, 1999 until November 8, 2002.

2.  LICENSE FEE OFFSETS

    Both parties agree, that amounts to be paid by RMS according to the provisions of this Amendment are not subject to offsetting of the license fee or royalties as provided by sec. 4 LICENSE AGREEMENT.

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BEBIG GmbH                        Amendment V
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3.  MISCELLANEOUS

    a) All conflict arising under this agreement shall be finally settled in accordance with the Arbitration Rules of the German Institution of Arbitration e. V. (DIS). The place for Arbitration shall be Frankfurt am Main. German law shall be applicable,

    b) Except as specifically modified by this Amendment V, all terms and conditions of the Agreements and Amendment I, II, III, IV shall continue uncharged.



Date:  24 October 2001                       Date:  11/1/01


         /s/ ANDREAS ECKERT                          /s/ JEFFREY THIEL
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            BEBIG GmbH                                      RMS